Exhibit 99.1

ESSEX RENTAL CORP. ANNOUNCES NEW DIRECTOR NOMINEE: THOMAS A. RYAN, JR.
Continues Search for Second Qualified Director Nominee

BUFFALO GROVE, IL - April 30, 2015 - Essex Rental Corp. (Nasdaq: ESSX) ("Essex" or the “Company”) today announced that Thomas A. Ryan, Jr. has accepted the Company's invitation to join its Board of Directors following his election at the Company's 2015 Annual Meeting of Stockholders to be held on June 4, 2015.

Mr. Ryan is Managing Partner of Redwing Consulting, LLC, an independent consulting group serving small to middle market public and private clients, and he also serves as a Senior Advisor/Investment Banker for Cascadia Capital, LLC, an investment bank focused on sell-side representations. From 2008 to 2012, Mr. Ryan served as chief executive officer and a member of the board of directors of PODS Enterprises, Inc., a leader in the containerized moving and storage industry, which, in December 2014, announced it was being sold to the Ontario Teachers' Pension Plan. Mr. Ryan's other professional experience includes serving as: Senior Vice President and General Manager of Johns Manville/Berkshire Hathaway, a wholly-owned building products subsidiary of Berkshire Hathaway; President of IR Retail Solutions, the industrial services division of Ingersoll Rand, Corp.; Vice President and General Manager of AlliedSignal Aftermarket Europe, an automotive aftermarket parts division of AlliedSignal, Inc.; and Senior Consultant at Price Waterhouse Coopers, a public accounting firm. The Board of Directors has affirmatively determined that Mr. Ryan is "independent" under the listing standards of The NASDAQ Stock Market LLC and all relevant securities and other laws and regulations.

"We are delighted to have someone of Tom's background and experience join our Board of Directors," commented Laurence S. Levy, Chairman of the Essex's Board of Directors. "We believe that Tom will provide invaluable insight and support as we continue to implement our strategic initiatives that have already led to positive operating results. We are confident that Tom’s successful experience as CEO of PODS, a company in the business of the rental of long-lived assets, will enable him to add value as a member of Essex’s Board," continued Mr. Levy.

“I am pleased to have the opportunity to join Essex’s Board. Essex has an attractive portfolio of lifting assets, and the Company's leadership has embarked on initiatives that have already shown positive results and, I believe, position Essex for continued growth and improvement. I look forward to working with Essex’s Board and contributing to Essex’s success,” stated Tom Ryan.

As previously announced, two of the Company's long-standing directors, John Nestor and Dan Blumenthal, will not be standing for reelection at the 2015 Annual Meeting, and the Nominating Committee of the Board began undertaking a search to identify candidates for inclusion on management's slate of director nominees for election at the Annual Meeting immediately after that announcement. Mr. Ryan will serve as one such nominee, and Mr. Ryan together with Edward Levy, an existing Class A Director, will constitute management's slate of director nominees for the Annual Meeting. The Nominating Committee is continuing its search to identify a second highly qualified professional with strong credentials in the equipment rental sector or other relevant areas of expertise, and such individual, once identified, will be appointed to the Board of Directors as soon as possible after the Annual Meeting.

Mr. Levy added, "As part of the Nominating Committee's search process, the Board has extended an offer to Lee Keddie - an activist stockholder who, despite holding only 500 shares for only 50 days, has threatened to pursue a hostile proxy contest - for his purported director nominees to be evaluated by our Nominating Committee. Mr. Keddie, to date, has been non-responsive to our offer. We have informed Mr. Keddie that his nomination notice is defective and that he will not be entitled to make nominations at our upcoming Annual Meeting, but Mr. Keddie has nonetheless continued his campaign."

"We do not believe it is in stockholders' best interests for the Company to engage in an adversarial process with Mr. Keddie, and we have informed Mr. Keddie that we and our stockholders would prefer to avoid the unnecessary expense and management distraction of such a process. Mr. Keddie, however, through his non-responsiveness, appears not to care about these stockholder concerns. Notwithstanding Mr. Keddie's recalcitrance and de minimis investment in the Company, the Board has left its offer to Mr. Keddie open, and we will continue to make every effort to resolve Mr. Keddie's issues on an amicable basis."

Exhibit 99.1

Additional information with respect to management's proposed slate of director nominees for election at the 2015 Annual Meeting of Stockholders is contained in the Company's proxy statement filed today with the Securities and Exchange Commission.

About Essex Rental Corp.
Essex, through its subsidiaries, is one of North America's largest providers of rental and distribution for mobile cranes (including lattice-boom crawler cranes, truck cranes and rough terrain cranes), self-erecting cranes, stationary tower cranes, elevators and hoists, and other lifting equipment used in a wide array of construction projects. In addition, the Company provides product support including installation, maintenance, repair, and parts and services for equipment provided and other equipment used by its construction industry customers. With a large fleet, consisting primarily of cranes, as well as other construction equipment and unparalleled customer service and support, Essex supplies a wide variety of innovative lifting solutions for construction projects related to power generation, petro-chemical, refineries, water treatment and purification, bridges, highways, hospitals, shipbuilding, offshore oil fabrication and industrial plants, and commercial and residential construction.

Forward Looking Statements
Some of the statements in this press release and other written and oral statements made from time to time by Essex and its representatives are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, without limitation, statements regarding strategic initiatives pursued by Essex, and the possible effects of any reconstitution of, or additions to, the Board of Directors of the Company. These statements also include statements of Essex's intent and belief or current expectations of Essex and its management team and may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek", the negative of these terms or other comparable terminology. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from Essex's expectations include, without limitation, the continued ability of Essex to successfully execute its business plan, the possibility of a change in demand for the products and services that Essex provides, intense competition which may require us to lower prices or offer more favorable terms of sale, our reliance on third party suppliers, our indebtedness which could limit our operational and financial flexibility, global economic factors including interest rates, general economic conditions, geopolitical events and regulatory changes, our dependence on our management team and key personnel, as well as other relevant risks detailed in our Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission and available on our website, www.essexrentalcorp.com. The factors listed here are not exhaustive. Many of these uncertainties and risks are difficult to predict and beyond management's control. Forward-looking statements are not guarantees of future performance, results or events. Essex assumes no obligation to update or supplement forward-looking information in this press release whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results or financial conditions, or otherwise.
Additional Information and Where to Find It
The Company has filed with the Securities and Exchange Commission and intends to mail to stockholders a proxy statement and other documents related to the 2015 Annual Meeting. THE COMPANY'S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELATED MATERIALS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH MATERIALS, WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE 2015 ANNUAL MEETING AND RELATED MATTERS. Stockholders may obtain a free copy of the Company's proxy statement, and any other documents filed by the Company with the SEC, at the SEC's website (www.sec.gov) and in the investor relations section of the Company's website (http://essexrental.com).
Participants in the Solicitation
The Company and its executive officers and directors may be deemed to be participating in the solicitation of proxies in connection with the election of directors and the 2015 Annual Meeting. Information about the executive officers and directors of the Company and the number of shares of the Company's common stock beneficially owned by such persons is set forth in the proxy statement filed on April 30, 2015.

Exhibit 99.1

CONTACT:

Essex Rental Corp.
Kory Glen
Chief Financial Officer
(847) 215-6522 / kglen@essexrental.com
OR
Patrick Merola
Manager of Investor Relations
(847) 215-6514 / pmerola@essexrental.com